EXHIBIT A
                                                                       ---------

                             JOINT FILING AGREEMENT
                             ----------------------

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below each hereby agrees that the Schedule 13D filed herewith and any amendments thereto relating to the acquisition of shares of the Common Stock of the Company is filed jointly on behalf of each such person.

Dated:   April 29, 2002


                                       FRIBOURG GRANDCHILDREN FAMILY L.P.

                                       By:  Fribourg Enterprises, LLC,
                                            general partner


                                       By: /S/   MARY ANN FRIBOURG
                                          -----------------------------
                                           Mary Ann Fribourg as
                                           Trustee U/D/T dated 5/31/57
                                           f/b/o Robert Fribourg, a
                                           Managing Member


                                       By: /S/   PAUL FRIBOURG
                                          -----------------------------
                                           Paul Fribourg as
                                           Trustee U/D/T dated 5/31/57
                                           f/b/o Robert Fribourg, a
                                           Managing Member


                                       By: /S/   MORTON I. SOSLAND
                                          -----------------------------
                                           Morton I. Sosland as
                                           Trustee U/D/T dated 5/31/57
                                           f/b/o Robert Fribourg, a
                                           Managing Member


                                       FRIBOURG ENTERPRISES, LLC


                                       By: /S/   MARY ANN FRIBOURG
                                          -----------------------------
                                           Mary Ann Fribourg as
                                           Trustee U/D/T dated 5/31/57
                                           f/b/o Robert Fribourg, a
                                           Managing Member


                                       By: /S/   PAUL FRIBOURG
                                          -----------------------------
                                           Paul Fribourg as
                                           Trustee U/D/T dated 5/31/57
                                           f/b/o Robert Fribourg, a
                                           Managing Member


                                       By: /S/   MORTON I. SOSLAND
                                          -----------------------------
                                           Morton I. Sosland as
                                           Trustee U/D/T dated 5/31/57
                                           f/b/o Robert Fribourg, a
                                           Managing Member


                                          /S/   MARY ANN FRIBOURG
                                          -----------------------------
                                             Mary Ann Fribourg

                                          /S/   PAUL FRIBOURG
                                          -----------------------------
                                            Paul Fribourg

                                          /S/   MORTON I. SOSLAND
                                          -----------------------------
                                            Morton I. Sosland